Exhibit 4.1

FBCM

FBR

CAPITAL MARKETS

FBR CAPITAL MARKETS CORPORATION

A CORPORATION ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

COMMON STOCK

CUSIP 30247C 30 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

FBR CAPITAL MARKETS CORPORATION

the above-named Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

President and Chief Operating Officer

Chairman and Chief Executive Officer

Countersigned and Registered:

American Stock Transfer & Trust Company

(New York, NY)

Transfer Agent and Registrar By

Authorized Signature

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003

SALES: JOE NAPOLITANO 631-253-3206

7 / LIVE JOBS / C / Capital Markets 26822 FC

PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720 PROOF OF: MAY 8, 2007 CAPITAL MARKETS CORPORATION

TSB 26822 FC

OPERATOR: AP/RM

REV. 1

COLORS SELECTED FOR PRINTING: Logo prints In 100% black. Intaglio prints In SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as It will appear on the final product. However, It Is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing Ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

FBR CAPITAL MARKETS CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). ANY SUCH REQUESTS SHOULD BE ADDRESSED IN WRITING TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated 20

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: JOE NAPOLITANO 631-253-3206

7 / LIVE JOBS / C / Capital Markets 26822 BK

PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720

PROOF OF: MAY 8, 2007

CAPITAL MARKETS CORPORATION

TSB 26822 BK

OPERATOR: AP/RM

REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF